Exhibit 99.2
Condensed Consolidated Financial Statements (Unaudited)
Camino Natural Resources Holdings, LLC and Subsidiaries
As of March 31, 2026 and December 31, 2025 and for the Three Months
Ended March 31, 2026 and 2025

See accompanying notes to unaudited condensed consolidated financial statements.

1

Camino Natural Resources Holdings, LLC and Subsidiaries
Unaudited Condensed Consolidated Balance Sheets
(in thousands)

	March 31, 2026	December 31, 2025
ASSETS
Current assets
Cash and cash equivalents .....................................................................................	$43,232	$33,293
Accounts receivable, net of allowance for doubtful accounts of $637 and $696, respectively ............................................................................................................	92,791	87,403
Derivative instruments ...........................................................................................	9,808	60,841
Prepaid and other current assets ............................................................................	1,557	1,562
Total current assets ..............................................................................................	147,388	183,099
Oil and natural gas properties, other property and equipment
Proved oil and natural gas properties, successful efforts method ..........................	2,928,657	2,842,410
Accumulated depreciation, depletion and amortization ........................................	(1,028,183)	(985,265)
Unproved oil and natural gas properties ................................................................	314,192	318,364
Other property and equipment, net of accumulated depreciation of $5,374 and $5,016 respectively ................................................................................................	1,527	1,724
Total oil and natural gas properties, other property and equipment, net .............	2,216,193	2,177,233
Noncurrent assets
Investment in unconsolidated subsidiary ...............................................................	51,606	50,626
Derivative instruments ...........................................................................................	3,294	14,269
Operating leases right-of-use assets .......................................................................	26,057	42,402
Other noncurrent assets ..........................................................................................	8,160	8,619
Total assets ..............................................................................................................	$2,452,698	$2,476,248
LIABILITIES AND EQUITY
Current liabilities
Accounts payable ...................................................................................................	$46,014	$33,942
Accrued expenses ..................................................................................................	38,021	45,545
Revenue and royalties payable ...............................................................................	74,716	77,405
Derivative instruments ...........................................................................................	36,388	–
Lease liabilities ......................................................................................................	22,217	45,215
Deferred drilling incentive .....................................................................................	10,250	10,250
Other liabilities ......................................................................................................	10,780	10,821
Total current liabilities .........................................................................................	238,386	223,178
Noncurrent liabilities
Revolving credit facility ........................................................................................	420,000	415,000
Asset retirement obligations ..................................................................................	11,305	10,968
Derivative instruments ...........................................................................................	5,411	418
Deferred drilling incentive .....................................................................................	115,217	117,780
Lease liabilities ......................................................................................................	3,421	3,574
Other liabilities ......................................................................................................	570	380
Total liabilities .....................................................................................................	794,310	771,298
Equity
Members' equity ....................................................................................................	1,550,283	1,593,165
Non-controlling interest .........................................................................................	108,105	111,785
Total equity .........................................................................................................	1,658,388	1,704,950
Total liabilities and equity .....................................................................................	$2,452,698	$2,476,248

See accompanying notes to unaudited condensed consolidated financial statements.

2

Camino Natural Resources Holdings, LLC and Subsidiaries
Unaudited Condensed Consolidated Statements of Operations
(in thousands)

	Three Months Ended March 31,
	2026	2025
Revenues
Oil revenues ............................................................................................................	$54,789	$45,125
Oil revenues with affiliate .......................................................................................	481	171
Natural gas revenues ...............................................................................................	9,786	12,401
Natural gas revenues with affiliate ..........................................................................	67,527	49,956
Natural gas liquid revenues .....................................................................................	4,653	7,188
Natural gas liquid revenues with affiliate ...............................................................	36,963	34,235
Total revenues .......................................................................................................	174,199	149,076
Operating expenses
Lease operating expenses ........................................................................................	16,898	9,654
Transportation, processing, gathering and other operating expense .......................	2,671	4,585
Transportation, processing, gathering and other operating expense with affiliate ..	30,243	22,525
Production taxes ......................................................................................................	8,015	6,953
Depreciation, depletion, amortization and accretion of asset retirement obligations ...............................................................................................................	43,478	42,704
Leasehold expirations ..............................................................................................	131	238
General and administrative expenses ......................................................................	3,354	4,547
Total operating expenses ......................................................................................	104,790	91,206
Loss on sale of oil and natural gas properties .........................................................	(180)	(629)
Total operating income ...........................................................................................	69,229	57,241
Other expense (income)
Interest expense .......................................................................................................	8,465	6,714
Net loss on derivative instruments ..........................................................................	109,156	47,661
Income from equity investments .............................................................................	(980)	(3,803)
Other income ...........................................................................................................	(850)	(720)
Total other income expense ..................................................................................	115,791	49,852
Net (loss) income ......................................................................................................	(46,562)	7,389
Net (loss) income attributable to non-controlling interest ......................................	(3,680)	191
Net (loss) income attributable to Camino Natural Resources Holdings, LLC ...	$(42,882)	$7,198

See accompanying notes to unaudited condensed consolidated financial statements.

3
Camino Natural Resources Holdings, LLC and Subsidiaries
Unaudited Condensed Consolidated Statements of Equity
(in thousands)

	Members' Equity	Non-Controlling Interest	Total Equity
Balance at December 31, 2025 ...............................	$1,593,165	$111,785	$1,704,950
Net loss ..................................................................	(42,882)	(3,680)	(46,562)
Balance at March 31, 2026 ....................................	$1,550,283	$108,105	$1,658,388

Balance at December 31, 2024 ...............................	$1,610,003	$100,200	$1,710,203
Distributions ..........................................................	(49,275)	(3,750)	(53,025)
Net income .............................................................	7,198	191	7,389
Balance at March 31, 2025 ....................................	$1,567,926	$96,641	$1,664,567

See accompanying notes to unaudited condensed consolidated financial statements.

4
Camino Natural Resources Holdings, LLC and Subsidiaries
Unaudited Condensed Consolidated Statements of Cash Flows
(in thousands)

	Three Months Ended March 31,
	2026	2025
Cash flows from operating activities
Net (loss) income ...................................................................................................	$(46,562)	$7,389
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Accretion of asset retirement obligations ............................................................	201	173
Depreciation, depletion and amortization ...........................................................	43,277	42,531
Loss on sale of oil and natural gas properties .....................................................	180	629
Leasehold expirations ..........................................................................................	131	238
Amortization of drilling incentive .......................................................................	(2,563)	(2,522)
(Gain) loss on derivative instruments ..................................................................	109,156	47,661
Net received for derivative settlements ...............................................................	(5,766)	(966)
Income from equity investments .........................................................................	(980)	(3,803)
Other ....................................................................................................................	684	544
Changes in operating assets and liabilities:
Accounts receivable ............................................................................................	(1,762)	(4,609)
Prepaid and other assets ......................................................................................	3	12
Accounts payable and other liabilities .................................................................	5,156	(1,320)
Net cash provided by operating activities .........................................................	101,155	85,957
Cash flows from investing activities
Acquisition of oil and natural gas properties .........................................................	(8,325)	(707)
Development of oil and natural gas properties ......................................................	(87,865)	(99,485)
Proceeds from sales of oil and natural gas properties and other assets .................	166	798
Purchases of other property and equipment ...........................................................	(161)	(119)
Net cash used in investing activities ....................................................................	(96,185)	(99,513)
Cash flows from financing activities
Distributions ..........................................................................................................	–	(49,275)
Distribution to non-controlling interest .................................................................	–	(3,750)
Proceeds from revolving credit facility .................................................................	15,000	50,000
Repayment of revolving credit facility ..................................................................	(10,000)	–
Deferred financing cost ..........................................................................................	(31)	(10)
Net cash provided (used) in financing activities .................................................	4,969	(3,035)
Increase (decrease) in cash and cash equivalents .....................................................	9,939	(16,591)
Cash and cash equivalents, beginning of period ......................................................	33,293	27,257
Cash and cash equivalents, end of period ............................................................	$43,232	$10,666
Supplemental schedule of additional cash flow information:
Cash paid for interest ...............................................................................................	$7,364	$5,534
Lease liabilities .........................................................................................................	$2,438	$–
Change in accruals related capital expenditures ......................................................	$6,964	$(14,090)

5
Camino Natural Resources Holdings, LLC and Subsidiaries
Notes to Unaudited Condensed Consolidated Financial Statements
Note 1 - Organization
Camino Natural Resources Holdings, LLC, a Delaware limited liability company, together with its subsidiaries ("Camino
Holdings" or the "Company"), is an independent oil and natural gas company focused on the acquisition, development and optimization of crude oil and liquids-rich natural gas reserves in the Merge, STACK and SCOOP plays of the
Anadarko Basin in Oklahoma.
The Company owns a 92.5% membership interest in Camino Natural Resources, LLC ("Camino") and a 100%
membership interest in Land Run Minerals II, LLC ("Land Run"). The non-controlling interest in Camino is presented separately within equity and net income in the accompanying unaudited condensed consolidated financial statements.
The Company also owns a 10.1% interest in Sterling Way Holdings, LLC ("Sterling Way"), which owns Iron Horse
Midstream Holdings, LLC ("Iron Horse"), a natural gas midstream business focused on gathering, transportation, processing and treating assets. The investment is accounted for under the equity method.
The Company is indirectly owned by affiliates of Natural Gas Partners ("NGP"), third-party investors and management members. Affiliates of NGP collectively own approximately 76% of the Company.
Note 2 - Basis of Presentation and Summary of Significant Accounting Policies
The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP") applicable to interim financial information.
Accordingly, certain information and disclosures normally included in annual financial statements prepared in conformity with GAAP have been condensed or omitted. These unaudited condensed consolidated financial statements should be read in conjunction with the Company's audited consolidated financial statements and related notes thereto as of and for the year ended December 31, 2025.
In the opinion of management, all adjustments, consisting only of normal recurring adjustments and accruals, considered necessary to present fairly, in all material respects, the Company's financial position, results of operations and cash flows for the interim periods presented have been included. Operating results for the interim periods presented are not necessarily indicative of the results that may be expected for the full year or any future period.
The unaudited condensed consolidated financial statements include the accounts of the Company and its wholly and majority-owned subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation.
Note 3 - Accounts Receivable and Accrued Expenses
Accounts receivable are comprised of the following for the periods indicated:

(in thousands)	March 31, 2026	December 31, 2025
Accrued oil, natural gas and NGL receivable .........................................	$61,139	$64,225
Joint interest billings, net ........................................................................	22,520	16,988
Receivables with entities under common control ...................................	6,018	5,073
Other .......................................................................................................	3,114	1,117
Accounts receivable, net .........................................................................	$92,791	$87,403
Accrued expenses are comprised of the following for the periods indicated:

(in thousands)	March 31, 2026	December 31, 2025
Accrued capital expenditures ..................................................................	$26,023	$35,349
Accrued lease operating expenses ..........................................................	3,310	3,432
Other .......................................................................................................	8,688	6,764
Total ........................................................................................................	$38,021	$45,545

6
Revenue and royalties payables are comprised of the following for the periods indicated:

(in thousands)	March 31, 2025	December 31, 2025
Revenue suspense ...................................................................................	$61,290	$60,622
Accrued production taxes .......................................................................	1,971	2,148
Accrued revenue deductions ...................................................................	11,159	13,750
Other .......................................................................................................	296	885
Total ........................................................................................................	$74,716	$77,405
Note 4 - Debt
Credit Agreement
Camino has a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., as administrative agent, that provides for a secured revolving credit facility (the "Credit Agreement").
As of March 31,2026, the borrowing base to $800.0 million, increase elected commitments to $600.0 million, and the maturity date to November 6, 2029.
Borrowing availability under the Credit Agreement is limited to the lesser of the borrowing base and elected commitments. The borrowing base is subject to semiannual redeterminations based primarily on the value of the
Company's proved oil and natural gas reserves.
Borrowings under the Credit Agreement may be alternate base rate ("ABR") loans or term SOFR loans. ABR loans bear interest at the greatest of the prime rate, the Federal Reserve Bank of New York rate plus 0.50%, or one-month adjusted term SOFR plus 1.00%, plus an applicable margin ranging from 1.75% to 2.75%. SOFR loans bear interest at adjusted term SOFR plus an applicable margin ranging from 2.75% to 3.75%, in each case based on utilization of the credit facility.
The Credit Agreement is secured by substantially all of the Company's and its subsidiaries' assets, subject to customary exceptions.
At March 31, 2026, outstanding borrowings under the Credit Agreement were $420.0 million, with available borrowing capacity of $180.0 million. At December 31, 2025, outstanding borrowings under the Credit Agreement were $415.0 million, with $185.0 million of available borrowing capacity.
The Credit Agreement contains customary financial covenants, including leverage ratio and current ratio requirements.
As of March 31, 2026, the Company was in compliance with all financial covenants.
Note 5 - Derivative Instruments
Commodity Contracts
The Company uses derivative instruments to mitigate volatility in commodity prices. While the use of these instruments limits the downside risk of adverse price changes, their use may also limit future cash flow from favorable price changes.
The Company may use commodity derivative instruments known as fixed price swaps to realize a known price for a specific volume of production, basis swaps to hedge the difference between the index price and a local index price, or collars to establish fixed price floors and ceilings. All transactions are settled in cash with one party paying the other for the resulting difference in price multiplied by the contract volume.

7
The following table summarizes the approximate volumes and average contract prices of swap contracts the Company had in place as of March 31, 2026:

	2026	2027	2028
Crude Oil Fixed Price Swaps:
Notional volumes (Bbl) ...................................................	1,657,781	1,676,231	592,580
Weighted average floor price ($/Bbl) (1) .........................	$64.99	$62.42	$64.87
Natural Gas Fixed Price Swaps:
Notional volumes (MMBtu) ............................................	39,343,821	54,177,820	31,377,558
Weighted average ceiling price ($/MMBtu) ...................	$3.83	$3.90	$3.77
Natural Gas Basis Fixed Price Swaps:
Notional volumes (MMBtu) ............................................	44,512,879	54,177,820	31,377,555
Weighted average price ($/MMBtu) ...............................	$(0.56)	$(0.39)	$(0.40)
Natural Gas Liquid Fixed Price Swaps:
Notional volumes (Bbl) ...................................................	4,228,612	4,163,456	868,328
Weighted average price ($/Bbl) ......................................	$29.49	$28.51	$26.92
(1)These crude oil swap transactions are settled based on the NYMEX WTI oil price on each trading day within the specified monthly settlement period versus the contractual swap price for the volumes stipulated.
Derivative Instrument Reporting. The Company's oil and natural gas derivative instruments have not been designated as hedges for accounting purposes. Therefore, all gains and losses are recognized in the Company's unaudited condensed consolidated statements of operations. All derivative instruments are recorded at fair value in the unaudited condensed consolidated balance sheets, other than derivative instruments that meet the "normal purchase normal sale" exclusion, and any fair value gains and losses are recognized in current period earnings.
The following table presents the impact of the Company's derivative instruments for the periods presented:

(in thousands)	Three Months Ended March 31,
	2026	2025
Loss on derivative instruments, net .....................................................................	$109,156	$47,661
Offsetting of Derivative Assets and Liabilities.
The Company's commodity derivatives are included in the accompanying unaudited condensed consolidated balance sheets as derivative assets and liabilities. The Company nets its financial derivative instrument fair value amounts executed with the same counterparty pursuant to ISDA master netting agreements, which provide for net settlement over the term of the contract and in the event of default or termination of the contract.
The tables below summarize the fair value amounts and classification in the unaudited condensed consolidated balance sheets of the Company's derivative contracts outstanding at the respective balance sheet dates, as well as the gross recognized derivative assets, liabilities and offset amounts:

(in thousands)	Balance Sheet Classification	Gross Amounts	Netting Adjustments	Net Amounts Presented on the Balance Sheet
March 31, 2026:
Assets:
Derivative instruments ........	Current assets	$37,411	$(27,603)	$9,808
Derivative instruments ........	Non-current assets	17,179	(13,885)	3,294
Total assets .......................		$54,590	$(41,488)	$13,102
Liabilities:
Derivative instruments ........	Current liabilities	$(63,991)	$27,603	$(36,388)
Derivative instruments ........	Non-current liabilities	(19,296)	13,885	(5,411)
Total liabilities ..................		$(83,287)	$41,488	$(41,799)

8

(in thousands)	Balance Sheet Classification	Gross Amounts	Netting Adjustments	Net Amounts Presented on the Balance Sheet
December 31, 2025:
Assets:
Derivative instruments ........	Current assets	$64,106	$(3,265)	$60,841
Derivative instruments ........	Non-current assets	18,762	(4,493)	14,269
Total assets .......................		$82,868	$(7,758)	$75,110
Liabilities:
Derivative instruments ........	Current liabilities	$(3,265)	$3,265	$–
Derivative instruments ........	Non-current liabilities	(4,911)	4,493	(418)
Total liabilities ..................		$(8,176)	$7,758	$(418)
Additional Disclosures about Derivative Instruments
The use of derivative instruments involves the risk that the counterparties will be unable to meet their obligations under the agreements. The Company mitigates its exposure to any single counterparty by contracting with a number of financial institutions, each of which have a high credit rating and is a member of its bank credit facility. The Company's member banks do not require it to post collateral for its hedge liability positions.
Counterparties to the Company's derivative instruments are also lenders under its Credit Agreement. The Company's
Credit Agreement and derivative instruments contain certain cross default and acceleration provisions that may require immediate payment of the Company's liabilities thereunder if the Company defaults on other material indebtedness. The
Company also has netting arrangements with each of its counterparties that allow it to offset assets and liabilities from separate derivative contracts with that counterparty.
As of March 31, 2026 and December 31, 2025, respectively the Company had commodity derivative contracts with nine counterparties, all of which are members of the Company's credit facility lender group.
Note 6 - Fair Value Measurements
The Company has categorized its assets and liabilities measured at fair value, based on the priority of inputs to the valuation technique, into a three-level fair value hierarchy. Level 1 inputs are the highest priority and consist of unadjusted quoted prices in active markets for identical assets and liabilities. Level 2 are inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly. Level 3 are unobservable inputs for an asset or liability.
Financial Assets and Liabilities
The following tables set forth by level within the fair value hierarchy the Company's financial assets and liabilities that were accounted for at fair value on a recurring basis:

	As of March 31, 2026		As of December 31, 2025
(in thousands)	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities
Derivative assets/liabilities - current ...............	$9,808	$(36,388)	$60,841	$–
Derivative assets/liabilities - non-current ........	3,294	(5,411)	14,269	(418)
	$13,102	$(41,799)	$75,110	$(418)
Both financial and non-financial assets and liabilities are categorized within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The following describes the valuation methodologies used by the Company for instruments measured at fair value. There were no transfers between fair value hierarchy levels during the periods presented.

9
Derivatives
The Company uses Level 2 inputs to measure the fair value of its oil and natural gas commodity derivatives. The
Company uses industry-standard models that consider various assumptions including current market and contractual prices for the underlying instruments, implied market volatility, time value, nonperformance risk, as well as other relevant economic measures. Substantially all of these inputs are observable in the marketplace throughout the full term of the instrument and can be supported by observable data. The Company utilizes its counterparties' valuations to assess the reasonableness of its own valuations. For additional discussion, please refer to Note 4 - Derivative Financial
Instruments for details of the gross and net derivative assets, liabilities and offset amounts as presented in the unaudited condensed consolidated balance sheets.
Other Financial Instruments
The carrying amount of cash and cash equivalents, receivables, prepaid expenses and other current assets, payables and other accrued liabilities approximate their fair value due to the short-term maturities and/or liquid nature of these assets and liabilities. The carrying value of the amounts outstanding under the Credit Agreement approximate fair value because the variable interest rates are reflective of current market conditions.
Note 7 - Commitments and Contingencies
Lease Commitments
The Company leases office space, equipment, compressor services, hydraulic fracturing services, and other assets under operating lease arrangements. There have been no material changes to the Company's lease arrangements from those disclosed in the audited consolidated financial statements as of and for the year ended December 31, 2025.
Commitments
The Company routinely enters into, extends or amends operating agreements in the ordinary course of business. There has been no material, non-routine changes in commitments during the three months ended March 31, 2026.
Contingencies
The Company is subject to litigation and claims arising in the ordinary course of business. The Company accrues for such items when a liability is both probable and the amount can be reasonably estimated. In the opinion of management, the anticipated results of any pending litigation and claims are not expected to have a material effect on the results of operations, the financial position or the cash flows of the Company.
Note 8 - Related Party Transactions
Iron Horse Midstream Holding, LLC
On July 15, 2025, the Company entered into a Gathering, Processing and Transportation Agreement ("GGPA") with Iron
Horse, together with related side letter arrangements, which provide for potential drilling incentive payments associated with certain qualifying wells through December 31, 2027. Any incentive payments received are deferred and recognized as reductions of gathering, processing and transportation expense over the remaining term of the GGPA. During the three months ended March 31, 2026, the Company did not receive any drilling incentive payments under these arrangements.
As of March 31, 2026 and December 31, 2025, accounts receivable included amounts due from Iron Horse of $29.7 million and $37.7 million, respectively, and accrued liabilities included amounts due to Iron Horse of $10.2 million and
$12.4 million, respectively.
Land Run Minerals II, LLC
Land Run, a wholly owned subsidiary of the Company, owns certain mineral interests operated by Camino. As of March
31, 2026 and December 31, 2025, revenue and royalties payable included $0.4 million and $0.5 million due to Land Run, respectively.

10
WRC Energy Holdings, LLC and Shepherd Energy Holdings, LLC
The Company has a management services agreement with WRC Energy Holdings, LLC ("WRC") and Shepherd Energy
Holdings, LLC ("Shepherd"), entities affiliated with NGP, pursuant to which the Company is reimbursed for certain direct and shared general and administrative expenses. Reimbursements are recorded as reductions of general and administrative expense in the accompanying unaudited condensed consolidated statements of operations.
For the three months ended March 31, 2026, the Company recorded $4.8 million of reimbursements for direct and shared general and administrative expenses from WRC and Shepherd, of which the majority was attributable to WRC. For the three months ended March 31, 2025, the Company recorded $1.6 million of reimbursements for direct and shared general and administrative expenses from WRC.
Note 9 - Subsequent Events
The Company has evaluated subsequent events through July 22, 2026, the date the unaudited condensed consolidated financial statements were available to be issued.
On May 6, 2026, Diversified Gas & Oil Corporation, a wholly owned subsidiary of Diversified Energy Company
("Diversified"), entered into a Securities Purchase Agreement (the "Purchase Agreement") with certain affiliates of
Camino Natural Resources Holdings, LLC pursuant to which Diversified agreed to acquire 100% of the equity interests in certain affiliates of Camino that own (i) certain oil and natural gas wells, leasehold interests and related assets and (ii)
certain undeveloped acreage, associated leasehold interests and related assets. The Purchase Agreement provided for a purchase price of $1.175 billion, subject to customary post-closing purchase price adjustments. The transaction closed on
July 2, 2026.
On July 1, 2026, the Company completed an internal reorganization under common control to facilitate the transaction.
As part of the reorganization, ownership of certain subsidiaries was transferred to a newly formed holding company. The reorganization did not change the underlying operations of the business presented in the accompanying financial statements.
On July 2, 2026, the transaction contemplated by the Purchase Agreement was completed. In connection with the closing, the Company repaid $420.0 million of outstanding borrowings under its existing revolving credit facility, which was terminated. Certain commodity derivative contracts were novated to the purchaser pursuant to the Purchase
Agreement. The final purchase price remains subject to post-closing adjustments in accordance with the terms of the
Purchase Agreement. In connection with the closing of the transaction, approximately $630.8 million was distributed to the equity holders, and approximately $50.3 million was distributed to the noncontrolling interest holders.
Subsequent to the closing of the transaction, the Company paid approximately $19.7 million related to cash-settled performance units and transaction bonuses awarded to employees.
On July 2, 2026, in connection with the closing of the transaction, Camino entered into a new senior secured revolving credit facility with JPMorgan Chase Bank, N.A., as administrative agent. The facility provides for aggregate maximum credit amounts of $500.0 million, with an initial borrowing base and aggregate elected commitments of $110.0 million.
The facility matures on July 2, 2030, is secured by substantially all of the Company's oil and gas properties and certain other assets, bears interest at variable rates based on SOFR or an alternate base rate plus an applicable margin and contains customary financial and other covenants.